JANUS VENTURE FUND

                        Supplement Dated March 13, 1996
         to Statement of Additional Information Dated February 18, 1996


The table on page 21 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

                                        Aggregate Compensation                  Total Compensation from the
                                    from the Fund for fiscal year             Janus Funds for calendar year
Name of Person, Position                ended October 31, 1995                    ended December 31, 1995**
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
Thomas H. Bailey, Chairman*                      --                                         --
James P. Craig, III, Trustee*+                   --                                         --
John W. Shepardson, Trustee                    $3,607                                    $56,101
William D. Stewart, Trustee                    $3,376                                    $53,228
Gary O. Loo, Trustee                           $3,376                                    $50,365
Dennis B. Mullen, Trustee                      $3,376                                    $53,228
Martin H. Waldinger, Trustee                   $3,376                                    $53,228
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 *An interested person of the Fund and of Janus Capital.  Compensated by Janus Capital and not the Fund.
**As of December 31, 1995, Janus Funds consisted of two registered investment companies comprised of a total of 26 funds.
 +Mr. Craig became a Trustee as of June 30, 1995.